===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                           HARKEN ENERGY CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                           HARKEN ENERGY CORPORATION
                        16285 PARK TEN PLACE, SUITE 600
                              HOUSTON, TEXAS 77084

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 22, 2001


     Notice is hereby given that the Annual Meeting of Stockholders (the
"Annual Meeting") of Harken Energy Corporation, a Delaware corporation ("Harken"), will be held at the Waco Hilton, 113 South University Parks Drive, Waco, Texas on June 22, 2001 at 6:00 p.m. local time for the following purposes:

     (1) Election of three Class B Directors of Harken to hold office in accordance with Harken's Certificate of Incorporation until the 2004 Annual Meeting of Stockholders and until their respective successors shall be duly elected and qualified; and

     (2) Such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on April 27, 2001 as the date of record for determining the stockholders entitled to notice of and to vote, either in person or by proxy, at the Annual Meeting and any adjournment or postponement thereof.

     Harken's Annual Report on Form 10-K, a Proxy Statement containing information relating to the matters to be acted upon at the Annual Meeting and a form of Proxy accompany this Notice.

     You are cordially invited to attend the Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. Your vote is important. The giving of such proxy does not affect your right to revoke it later or vote your shares in person if you should attend the Annual Meeting.

     IF YOU PLAN TO ATTEND THE MEETING, PLEASE NOTE THAT THIS IS A SHAREHOLDERS' MEETING AND ATTENDANCE WILL BE LIMITED TO SHAREHOLDERS OF HARKEN OR THEIR QUALIFIED REPRESENTATIVE. EACH SHAREHOLDER MAY BE ASKED TO PRESENT VALID PICTURE IDENTIFICATION, SUCH AS A DRIVER'S LICENSE OR PASSPORT. SHAREHOLDERS HOLDING STOCK IN BROKERAGE ACCOUNTS ("STREET NAME" HOLDERS) WILL NEED TO BRING A COPY OF A BROKERAGE STATEMENT REFLECTING STOCK OWNERSHIP AS OF THE RECORD DATE. QUALIFIED REPRESENTATIVES OF A SHAREHOLDER MUST HAVE IDENTIFICATION AS WELL AS A PROPERLY EXECUTED AND GUARANTEED PROXY FROM THE SHAREHOLDER THEY ARE REPRESENTING. CAMERAS, RECORDING DEVICES AND OTHER ELECTRONIC DEVICES WILL NOT BE PERMITTED AT THE MEETING.

                                     By Order of the Board of Directors

                                     /s/ LARRY E. CUMMINGS
                                     Larry E. Cummings
                                     Secretary

     Houston Texas
     April 30, 2001

                           HARKEN ENERGY CORPORATION
                        16285 PARK TEN PLACE, SUITE 600
                              HOUSTON, TEXAS 77084

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 22, 2001


                            SOLICITATION OF PROXIES

     The accompanying proxy is solicited on behalf of the Board of Directors of Harken Energy Corporation, a Delaware corporation ("Harken"), in connection with the Annual Meeting of Stockholders (the "Annual Meeting"), which will be held at the Waco Hilton, 113 South University Parks Drive, Waco, TX on June 22, 2001 at 6:00 p.m. local time, and at any adjournments or postponements thereof, for the purposes set forth in the accompanying notice. This Proxy Statement and the accompanying Proxy was first mailed to stockholders of record on or about April 30, 2001.


                       RECORD DATE AND VOTING SECURITIES

     The Board of Directors has fixed the close of business on April 27, 2001 as the Record Date (herein so called) for determining the holders of common stock, $.01 par value per share, of Harken ("Common Stock") entitled to notice of and to vote, either in person or by proxy, at the Annual Meeting. The shares of Common Stock are the only shares of capital stock entitled to vote at the Annual Meeting. On April 27, 2001, Harken had 17,948,867 shares of Common Stock outstanding.

                          RECOMMENDATIONS OF THE BOARD

     Unless a stockholder gives other instructions on the proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary the Board recommends a vote:

     . FOR election of the three Class B Director nominees who have previously served in this class as directors of Harken.

                               QUORUM AND VOTING

     The presence, in person or represented by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present. If a quorum is not present or represented by proxy, the stockholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting until a quorum is present or represented. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally called.

     The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "Withhold Authority" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purpose of determining whether there is a quorum. Abstentions and broker non-votes will have no effect on the election of nominees to the Board of Directors.

     In the election of Directors, each holder of Common Stock upon giving proper notice will be entitled to cumulate his, her or its votes by voting the total number of shares of Common Stock held by such stockholder at the close of business on April 27, 2001 multiplied by the number of Directors to be elected, as such stockholder may see fit. Any holder of Common Stock who intends to cumulate his, her or its votes is required to give written notice of such intention to the Secretary of Harken on or before thirty days preceding the election at which such holder intends to cumulate his, her or its votes. Notice may be given on the Proxy, if done so in a timely manner. All holders of Common Stock, including holders of proxies, may cumulate their votes if any holder has given such written notice. Discretionary authority to cumulate votes is being solicited only in the event an individual shareholder first elects to cumulate his, her or its votes.

                               PROXY SOLICITATION

     The expense of the solicitation of proxies will be borne by Harken. Solicitation of proxies may be made in person or by mail, telephone or telegraph by directors, executive officers and other employees of Harken. Harken will request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of Common Stock held of record by such persons, and Harken will reimburse such entities for their reasonable out-of-pocket expenses. Harken has retained the services of ADP Investor Communication Services to solicit proxies by mail, telephone, telegraph or personal contact. The estimated cost, if any, of the professional solicitation will be approximately $1,000 plus out-of-pocket expenses.


                              REVOCATION OF PROXY

     Any stockholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise (a) by giving written notice to the Secretary of Harken of such revocation; (b) by voting in person at the meeting; or (c) by executing and delivering to the Secretary of Harken a later dated proxy.

                           OWNERSHIP OF COMMON STOCK

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of April 27, 2001, there was no person known by Harken to beneficially own five percent (5%) or more of the outstanding shares of Common Stock.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth information regarding the number of shares of Common Stock beneficially owned by each Director, each named executive officer, and all of Harken's Directors and executive officers as a group as of April 27, 2001.

                                                     NUMBER OF SHARES
                                                       BENEFICIALLY                      PERCENT OF
                  NAME                                     Owned                            CLASS
-----------------------------------------     -------------------------        ---------------------------
Michael M. Ameen, Jr.                                      16,350(1)                         (2)

Larry Akers                                                 4,250(3)                         (2)

James Denny                                                 4,250(3)                         (2)

Mikel D. Faulkner                                         328,625(4)                       1.83%

Robert Gerrity                                              5,000                            (2)

Bruce N. Huff                                             128,250(5)                         (2)

Dr. J. William Petty                                        2,750(3)                         (2)

Guillermo Sanchez                                          72,451(6)                         (2)

H. A. Smith                                                22,305(7)                         (2)

Stephen C. Voss                                           128,250(8)                         (2)

Dr. Gary B. Wood                                           51,233(9)                         (2)

All Directors and Executive Officers                      933,260(10)
As a Group (22 Persons)

------------------
(1) Includes 14,250 shares issuable within 60 days upon exercise of options issued by Harken.

(2)  Less than one percent (1%).

(3) Includes 1,250 shares issuable within 60 days upon exercise of options issued by Harken.

(4) Includes 278,625 shares issuable within 60 days upon exercise of options issued by Harken.

(5) Represents shares issuable within 60 days upon exercise of options issued by Harken.

(6) Includes shares 70,500 issuable within 60 days upon exercise of options issued by Harken.

(7) Includes 14,375 shares issuable within 60 days upon exercise of options issued by Harken.

(8) Includes 127,250 shares issuable within 60 days upon exercise of options issued by Harken.

(9) Includes 4,858 shares owned by Concorde Financial Corporation which is 90% owned by Dr. Wood, 8,500 shares owned by trusts established for the benefit of Dr. Wood's children, 10,000 shares held by trusts of which Dr. Wood is a primary or potential beneficiary, and 14,375 shares issuable within 60 days upon exercise of options issued by Harken.

(10) Includes 777,926 shares issuable within 60 days upon exercise of options issued by Harken.

                       ITEM ONE:   ELECTION OF DIRECTORS

     The number of directors constituting the full Board of Directors of Harken has been established as ten (10) in accordance with Harken's Bylaws. The Certificate of Incorporation provides that the Board of Directors be divided into Classes A, B and C, with staggered terms of three (3) years each. There are presently nine (9) members serving on the Board of Directors with an open seat existing in Class "C", which previously had four (4) Directors in that Class. Three Class B Directors will be elected at the Annual Meeting to hold office until the 2004 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

NOMINEES FOR ELECTION AS CLASS B DIRECTORS:

                                                                             DIRECTOR
                NAME, AGE AND BUSINESS EXPERIENCE                              SINCE
------------------------------------------------------------------         ------------
LARRY G. AKERS (Age - 63) - From 1996 to the present, Mr. Akers                2000
has acted as an independent energy advisor/consultant. From 1978 to 1988, he served as Chairman, President and CEO of ESCO
Energy, Inc.  From 1969 to 1978, Mr. Akers served as exploration and development manager for Laclede Gas.


MICHAEL M. AMEEN, JR. (Age - 77) - From 1989 to 1999, Mr. Ameen                1994
served as a part time consultant to Harken with regard to Middle
Eastern exploration projects; Independent Consultant on Middle
East Affairs for the past seven years; Director of American Near
East Refugee Aid (a charitable organization); Past director of
Amideast (a charitable organization); Past director of Middle
East Institute; Past director of International College in
Beirut, Lebanon; Past vice president of government relations and director of Washington office of Aramco;  Past president of
Mobil Middle East Development Corporation.

H. A. SMITH (Age - 63) - From June 1991 to the present, Mr. Smith              1997
has served as a consultant to Smith International Inc., an oil field service company; previously Mr. Smith served as Vice
President Customer Relations for Smith International, Inc.

     Each of the nominees for election as directors has agreed to serve if elected. Harken knows of no reason why any of the nominees for election as directors would be unable to serve. Should any of the nominees be unable to serve, all proxies returned to Harken will be voted in accordance with the best judgment of the persons named as proxies except where a contrary instruction is given.

     The Board of Directors recommends a vote FOR the re-election of Messrs. Akers, Ameen and Smith to the Board of Directors.


VOTE REQUIRED TO BE ELECTED AS A DIRECTOR

To be elected a Director, each nominee must receive the affirmative vote of a plurality of the votes duly cast at the Annual Meeting.

DIRECTORS CONTINUING IN OFFICE:

                                                                         DIRECTOR            TERM
               NAME, AGE AND BUSINESS EXPERIENCE                           SINCE            EXPIRES
----------------------------------------------------------------     --------------     ------------
Mikel D. Faulkner (Age - 51) - Chairman of the Board of Harken                 1982             2003
since February 1991; CEO of Harken since 1982, and President of Harken from 1982 until February 1993.

BRUCE N. HUFF (Age - 50) - President and Chief Operating                       1996             2003
Officer of Harken since March 1998 and Chief Financial Officer from February 1999 to June 2000; Senior Vice President and
Chief Financial Officer of Harken from 1990 to March 1998.

ROBERT GERRITY  (Age - 49) - From 1996 to present he has been                  2000             2002
involved in private investments.  Founder and former CEO of
Gerrity Oil and Gas from 1983 to 1996.

DR. J. WILLIAM PETTY (Age - 58) - Professor of Finance and the                 2000             2003
W.W. Caruth Chairholder of Entrepreneurship at Baylor
University from 1990 to the present; Served as dean of the
Business School at Abilene Christian University from 1979 to
1990; served as a subject matter expert on a best-practices
study by the American Productivity and Quality Center on the topic of shareholder value based management; served on a
research team for the Australian Department of Industry to
study the feasibility of establishing a public equity market for small and medium-sized enterprises in Australia.

GARY B. WOOD, PH.D. (Age - 50) - Founder and Chief Executive                   1995             2002
Officer of Concorde Companies (Concorde Financial Corporation;
Concorde Capital Corporation; Concorde Funds; and OmniMed
Corporation), a private investment management and mutual funds group he founded in 1981 in Dallas, Texas.  Serves on the
boards of several private and public companies:  International
Hospital Corporation (Chairman), Eoriginal, Inc.
(Vice-Chairman), and Positron Corporation (OTC).  He also
serves on the boards of several civic organizations: Society of International Business Fellows (Chairman), the Health
Industry Council of the Dallas/Fort Worth Region (past
Chairman), Parkland Health and Hospital System, and the Ronald
McDonald House (finance committee).

STEPHEN C. VOSS (Age - 51) - Vice Chairman of the Board of                     1997             2002
Harken since May 15, 2000; from September 1998 to May 15,
2000, he served as Executive Vice President and Chief
Operating Officer of Harken and from 1990 to September 1998, as Senior Vice President of Harken.

                       DIRECTORS' MEETINGS AND COMMITTEES

     During 2000, the Board of Directors held five meetings, which included two regularly scheduled meetings and three special meeting. The Board of Directors also acted by unanimous written consent eleven times. During 2000, each current member of the Board of Directors attended or acted upon at least seventy-five percent (75%) of the total number of meetings of the Board of Directors and Committees on which he served.

The Board of Directors has standing Audit, Compensation and Nominating Committees, which are described below.

     Audit Committee    The Audit Committee is comprised of Messrs. Smith, Wood
and Petty. The functions of the Audit Committee and its activities, including review of the financial statements of Harken and receipt of reports and other communications from Harken's independent auditors, are described below under the heading Report of the Audit Committee. During 2000 the Audit Committee held four meetings.

     Compensation Committee The Compensation Committee is comprised of Messrs. Ameen, Akers and Gerrity . The Compensation Committee is responsible for making and setting compensation for the chief executive officer of Harken. During 2000, the Compensation Committee held one meeting.

     Nominating Committee The Nominating Committee is comprised of Messrs. Wood and Ameen. The Nominating Committee considers nominations for the Board of Directors, develops and reviews background information for candidates, and makes recommendations to the Board of Directors with respect to candidates for directors proposed by shareholders. Any shareholder wishing to recommend a candidate for consideration by the Board can do so in writing to the Secretary of Harken at its corporate offices in Houston, Texas, giving the candidate's name, biographical data and qualifications. Any such recommendation must be submitted before the deadline for receipt of shareholder proposals and must be accompanied by a written statement from the individual of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director. The Nominating Committee held no meetings during 2000.


                           COMPENSATION OF DIRECTORS

     In 2000, each non-employee Director of Harken received an annual retainer of $20,000 plus $2,000 for attendance at each regular meeting. In addition, Directors serving on Committees received $4,000 for chairmanship and $1,000 per Committee meeting attended. Non-employee Directors do not receive any additional fees for meetings attended.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          Mr. Larry Akers provides consulting services to the Company with respect to a variety of matters relating to oil and gas exploration and production. During fiscal 2000, the Company paid Mr. Akers an aggregated of $123,250 for these services.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth certain information regarding the compensation paid during fiscal years 2000, 1999 and 1998 to Harken's Chief Executive Officer and Harken's four most highly compensated executive officers other than the Chief Executive Officer (the "named executive officers").

                           SUMMARY COMPENSATION TABLE

                                           Annual Compensation                         Long Term Compensation
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Securities
Name and Principal     Fiscal                                      Other Annual     All Other      Underlying          Other
 Position               Year            Salary         Bonus       Compensation    Compensation  Options/SAR's(#)   Compensation
-----------------------------------------------------------------------------------------------------------------------------------
Mikel D. Faulkner         2000         $255,000       $ 25,000     $  1,915(1)       $10,858(2)       200,000
Chairman and Chief        1999         $264,808(3)    $ 84,904     $  2,616(1)       $10,000(4)        73,000           --
Executive Officer         1998         $300,673(5)    $200,000     $ 13,244(1)       $ 5,000(4)        35,000           --
-----------------------------------------------------------------------------------------------------------------------------------
Bruce N. Huff             2000         $213,750(6)    $ 17,700     $ 39,112(7)       $10,858(2)        95,000           --
President and Chief       1999         $206,250(8)    $ 55,000     $  7,875(1)       $60,725(9)       460,000           --
Operating Officer         1998         $229,327(10)   $120,000     $ 12,000(1)       $ 5,000(4)       205,000           --
----------------------------------------------------------------------------------------------------------------------------------
Stephen C. Voss           2000         $205,000       $ 10,347     $ 30,936(11)      $10,858(2)
Vice Chairman             1999         $195,000       $ 55,000     $ 12,000(1)       $10,000(4)       460,000           --
                          1998         $225,000       $120,000     $ 12,000(1)       $ 5,000(4)       205,000           --
---------------------------------------------------------------------------------------------------------------------------------
James Denny               2000         $151,442       $ 30,000     $  3,000(1)       $10,789(12)       60,000           --
Executive Vice            1999
President                 1998
---------------------------------------------------------------------------------------------------------------------------------
Guillermo Sanchez         2000         $176,640                                    $   11,143(13)
President of Harken       1999         $169,399(14)   $ 11,500                     $   10,000(4)      160,000           --
International, Ltd.       1998         $159,255(15)   $ 40,000                     $    5,000(4)      100,000           --
---------------------------------------------------------------------------------------------------------------------------------

______________________
(1)  Relating to use of a company car.
(2)  Includes $10,500 of 401(k) matching and $358 in group term life premiums.
(3)  Includes $9,808 for unused vacation time.
(4)  Relating to 401(k) matching.
(5)  Includes $5,673 for unused vacation time.
(6)  Includes $3,750 for unused vacation time.
(7) Includes $13,745 relating to use of a company car and debt forgiveness in the amount of $25,367.
(8)  Includes $11,250 for unused vacation time.
(9) Includes $10,000 relating to 401(k) matching and $50,725 relating to relocation expenses.
(10) Includes $4,327 for unused vacation time.
(11) Includes $15,716 relating to use of a company car and debt forgiveness in the amount of $15,220.
(12) Includes $10,500 of 401(k) matching and $289 in group term life premiums.
(13) Includes $10,500 of 401(k) matching and $643 in group term life premiums.
(14) Includes $6,394 for unused vacation time.
(15) Includes $3,005 for unused vacation time.

                                 OPTION/SAR GRANTS IN LAST FISCAL YEAR


                                Number of             % of Total
                               Securities           Options/SAR's
                               Underlying             Granted to           Exercise Basis                            Grant Date
                              Options/SAR's          Employees in               Price              Expiration          Present
         Name                    Granted             Fiscal Year               ($/sh)                 Date            Value(1)
--------------------------------------------------------------------------------------------------------------------------------
Mikel D Faulkner                     200,000                 40.04%                $3.3125            12/13/10           $46,000

Bruce N. Huff                         95,000                 19.01%                $3.3125            12/13/10           $21,850

Stephen C. Voss                       75,000                 15.01%                $3.3125            12/13/10           $17,250

James Denny                            60,000                12.01%                $3.3125            12/13/10           $13,800

Guillermo Sanchez                     10,000                  2   %                $3.3125            12/13/10           $ 2,300
--------------------------------------------------------------------------------------------------------------------------------

__________________________
(1) The grant date present value of these options was calculated based upon the Black-Scholes valuation method which calculated such present value as $0.23 per each option with a grant date market price of $3.3125. This analysis took into consideration the grant date market prices of the Common Stock of $3.3125 per share on December 13, 2000, and assumed a four-year life of such options and a risk free rate of return of 5.0%.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR END OPTION/SAR VALUES

                                                                   Number of Securities         Value of Unexercised
                               Number of                          Underlying Unexercised            In-The-Money
                             Shares/SAR's                            Options/SAR's at              Option/SAR's at
                              Acquired on        Value               Fiscal Year End             Fiscal Year End (1)
----------------------------------------------------------------------------------------------------------------------------
       Name                    Exercise        Realized    Exercisable     Unexercisable    Exercisable      Unexercisable
----------------------------------------------------------------------------------------------------------------------------
Mikel D. Faulkner                ---             ---         278,625           266,000        $ ---            $ ---
------------------------------------------------------------------------------------------------------------------------
Bruce N. Huff                    ---             ---         128,250           135,750        $ ---            $ ---
------------------------------------------------------------------------------------------------------------------------
Stephen C. Voss                  ---             ---         127,250           115,750        $ ---            $ ---
------------------------------------------------------------------------------------------------------------------------
Jim Denny                        ---             ---           1,250            63,750        $ ---            $ ---
------------------------------------------------------------------------------------------------------------------------
Guillermo Sanchez                ---             ---          70,500            25,500        $ ---            $ ---
------------------------------------------------------------------------------------------------------------------------

__________________________
(1) The closing price for the Common Stock as reported on the American Stock Exchange as of December 31, 2000 was $3.375. Value was calculated on the basis of the difference between the option exercise price and such closing price multiplied by the number of shares of Common Stock underlying the option.

                             AUDIT COMMITTEE REPORT

  The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

                                                              April 12, 2001

To the Board of Directors of Harken Energy Corporation:

  The Audit Committee of the Board of Directors, which is composed of three independent non-employee directors, reviews and discusses with Harken's auditors and management Harken's audited financial statements. During 2000, the Audit Committee developed a charter, which was approved by the full Board on June 13, 2000. The complete text of the new charter, which reflects standards set forth in new SEC regulations and American Stock Exchange rules, is reproduced in the appendix to this proxy statement.

  The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under its Charter. The Audit Committee has reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2000.

  It has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

  We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

  Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.


                                       By:  H. A. Smith
                                            J. William Petty
                                            Gary B. Wood

                        COMPENSATION COMMITTEE REPORT ON
                          CHIEF EXECUTIVE COMPENSATION

     This following report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent it shall be specifically incorporated by reference; and shall not otherwise be deemed filed under such Acts.


To the Board of Directors of Harken Energy Corporation:

     The Compensation Committee of the Board of Directors (the "Committee"), which is composed of three independent non-employee directors, develops and oversees Harken's compensation strategy. The strategy is implemented through policies designed to support the achievement of Harken's business objectives and the enhancement of stockholder value. The Committee reviews the annual compensation package on an ongoing basis throughout the year and reports regularly to the Board of Directors. The Company's compensation policies and programs are designed to align the annual compensation with the annual and long-term performance of Harken and to maintain a significant portion of that total compensation at risk, tied primarily to the creation of stockholder value.

     The Committee annually reviews and sets the base salary of the Chief Executive Officer ("CEO"). In establishing annual compensation for the chief executive officer, the Compensation Committee takes into consideration many factors in making a determination of aggregate compensation. Such factors during 2000 included: (i) the financial results of Harken during the prior year;
(ii) the performance of the Common Stock in the public market; (iii) compensation of chief executive officers employed by companies comparable to Harken; (iv) the achievements of management in completing significant projects during the year; and (v) management's dedication and commitment in support of Harken. The Committee exercises its judgement based upon the above criteria and does not apply a specific formula or assign a weight to each factor considered.

     In setting the CEO's compensation for 2000, the Committee took note of the fact that Harken achieved significant success in 2000 toward implementing its overall business strategy and accomplishing goals that had been set by the Board. Harken completed certain key objectives which increased Harken's domestic oil and gas reserve base and expanded its areas of emphasis in the domestic United States. The CEO's base salary remained unchanged in 2000 compared to his base salary for 1999. A cash bonus of $25,000 was granted to the CEO.

     Harken's long-term incentive compensation consists of Harken's Stock Option Plans. The Committee views the granting of stock options and restricted stock awards as a significant method of aligning management's long-term interests with those of the stockholders. The Committee encourages executives, individually and collectively, to maintain a long-term ownership position in Harken's Common
Stock.   The Committee also granted the CEO options to purchase 200,000 shares of Common Stock. In granting these options, the Committee took into consideration, among other factors the Committee found relevant, the amount, terms and values of the options already held. The exercise price of these stock options granted was at or above the closing price of Common Stock on the date of grant and all stock options granted vest incrementally over a four-year period.


FEDERAL INCOME TAX CONSIDERATIONS

     In 1993, the Internal Revenue Code was amended to place a $1.0 million cap on the deductibility on compensation paid to individual executives of publicly held corporations. The Committee took this into account, however, upon review of the available regulations and interpretations, decided that it would not make the deductibility of Harken's compensation for federal income tax purposes a criterion to be used in establishing compensation of the named executives during the present review cycle. The Committee took into consideration the belief that the current compensation levels of the CEO, would not be subject to the cap.
The Committee continues to recognize that compensation should meet standards of reasonableness and necessity, which have been part of the Internal Revenue Code for many years.

                                    By:  Michael M. Ameen, Jr.
                                         Robert Gerrity
                                         Larry Akers

                        PERFORMANCE OF THE COMMON STOCK

     The following performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference the proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Harken specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The graph below compares the cumulative total stockholder return on the Common Stock for the last five fiscal years with the cumulative total return on the S&P 500 Index and the Dow Jones Secondary Oils Stock Index over the same period (assuming the investment of $100 in the Common Stock, the S&P 500 Index and the Dow Jones Secondary Oils Stock Index on December 31, 1995 and reinvestment of all dividends).


                                    [GRAPH]


                                                     1995    1996    1997    1998    1999    2000
                                                    -----   -----   -----   -----   -----   -----
Harken Energy Corp.                                 $ 100   $ 171   $ 400   $ 114   $  46   $  19
S&P 500 Index                                         100     123     164     211     255     232
Dow Jones Secondary Oils Stock Index                  100     124     129      94     104     162

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP has served as independent public accountants for Harken since fiscal year 1979. A representative of Arthur Andersen LLP will be invited to attend the Annual Meeting and to make a statement if such representative desires to do so, and, if in attendance, will be available to respond to appropriate questions.

     Audit Fees In addition to performing the audit of the company's consolidated financial statements, Arthur Andersen LLP provided various other services during 2000. The aggregate fees billed for 2000 for each of the following categories of services are set forth below:

     Audit and review of the Company's 2000 financial statements    $175,800
     All other services                                             $139,500

     Arthur Andersen did not provide any services related to financial information systems design and implementation during 2000.

     "All other services" includes (i) tax planning and the preparation of tax returns of the company and (ii) evaluating the effects of various accounting issues and changes in professional standards.

     Harken has not selected independent public accountants for fiscal year 2001. Selection of independent public accountants for fiscal year 2001 will be made by the Board of Directors, based upon the recommendations of the Audit Committee.


      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires Harken's Directors and executive officers, and any persons who own more than ten percent of a registered class of Harken's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Harken. Directors, executive officers and greater than ten-percent stockholders are required by SEC regulations to furnish Harken with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms and written representations from certain reporting persons, Harken believes that all filing requirements applicable to its Directors and executive officers have been complied with during 2000.

                 STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     Under the SEC's proxy rules, stockholder proposals that meet certain conditions may be included in Harken's proxy statement and form of proxy for a particular annual meeting. Stockholders that intend to present a proposal at Harken's 2002 Annual Meeting of Stockholders must send the proposal to Harken so that it is received at Harken's principal executive offices no later than December 31, 2001 to be considered for inclusion in the proxy statement and form of proxy related to the 2002 Annual Meeting of Stockholders. Stockholders that have an intention to present a proposal that will not be included in the proxy statement and the form of proxy, must give notice to Harken no later than March 15, 2002 of the specific intention to do so. Any and all such proposals and notices should be sent to the attention of the Secretary of Harken. Any and all such proposals must comply should with applicable Securities and Exchange Commission regulations in order to be included in Harken's proxy materials or to be presented at the Annual Meeting.


                                 By Order of the Board of Directors


                                 /s/ LARRY E. CUMMINGS
                                 -----------------------------------
                                 Larry E. Cummings,
                                 Secretary

Houston, Texas
April 30, 2001

HARKEN ENERGY CORPORATION        VOTE BY MAIL -
C/O PROXY SERVICES               Mark, sign, and date your proxy card and
P.O. BOX 9141                    return it in the postage-paid envelope we
FARMINGDALE, NY 11735            have provided or return it to Harken Energy
                                 Corporation, c/o ADP, 51 Mercedes Way,
                                 Edgewood, NY 11717.





TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                                                        HARKEN    KEEP THIS PORTION FOR YOUR RECORDS
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
------------------------------------------------------------------------------------------------------------------------------------
 HARKEN ENERGY CORPORATION
                                                             FOR   WITHHOLD     FOR ALL    To withhold authority to vote, mark
 PROPOSAL ONE: Election of three Class A directors           ALL     ALL        EXCEPT:    "For All Except" and write the nominee's
 of Harken, to hold office in accordance with Harken's                                     number on the line below.
 Certificate of Incorporation and Bylaws until the 2003      [_]     [_]          [_]
 Annual Meeting of Stockholders.                                                           _________________________________________

 01) Larry G. Akers
 02) Michael M. Ameen
 03) H. A. Smith

 NOTE: Please sign exactly as name appears hereon; joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

 __________________________________________________________  ___________________________________________________________

 ==========================================================  ===========================================================
 Signature [PLEASE SIGN WITHIN BOX]               Date       Signature (Joint Owners)                          Date

====================================================================================================================================

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

====================================================================================================================================

                                                     HARKEN ENERGY CORPORATION
                                             PROXY SOLICITED BY THE BOARD OF DIRECTORS
                                  FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 22, 2001

           The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Harken Energy
        Corporation ("Harken") to be held at Waco Hilton, 113 South University Parks Drive, Waco, Texas, on June 22, 2001,
        at 6:00 p.m., and (2) constitutes and appoints Larry E. Cummings and Karen Kerr-Johnson, and each of them, attorneys and proxies of the undersigned, with full power of substitution to each, for and in the name, place, and stead of the undersigned, to vote, and to act in accordance with the instructions set forth on the reverse side with respect to, all of the shares of Common Stock of Harken standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act at that meeting and at any meetings to which that meeting is adjourned.
        In their discretion, the proxies may vote upon such other matters as may properly come before the meeting.

           You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE), but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. This Proxy will be voted as specified. If no specification is made this Proxy will be voted FOR the proposal. Your shares cannot be voted unless you sign and return this card.

===================================================================================================================================